COLUMBIA WORLD EQUITY FUND
                     (formerly named Columbia Global Equity Fund)
                                     (the "Fund")

              Supplement to Prospectus and Statement of Additional Information
                                     dated August 1, 2005
              (Replacing Supplements dated October 5, 2005 and October 11, 2005)

1. Effective October 10, 2005, Columbia Global Equity Fund changed its name to Columbia World Equity Fund; accordingly, all references throughout the Prospectus and Statement of Additional Information are changed as appropriate.

2.         Effective immediately, Sean P. Wilson no longer co-manages the Fund.
           The section entitled "MANAGING THE FUND: PORTFOLIO MANAGERS" in the Prospectus is revised in its entirety and replaced with the following:

PORTFOLIO MANAGERS

  BRIAN CONDON, a vice president of Columbia Management Advisors, LLC ("Columbia Advisors"), is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Condon has been associated with Columbia Advisors or its predecessors since April, 1999.

  FRED COPPER, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to October, 2005, Mr. Copper was a senior vice president with Putman Investments from March, 2001 to September, 2005 and an assistant vice president with Wellington Management Company, LLP from July, 1998 to February, 2001.

  COLIN MOORE, a managing director of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2004. Mr. Moore has been associated with Columbia Advisors or it predecessors since September, 2002. Prior to September, 2002, Mr. Moore was chief investment officer of global/international value equities and associate director of research at Putnam Investments.

  The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

3. All references to Sean P. Wilson are removed throughout the Statement of Additional Information.


  SUP-47/91767-1105                                           November 14, 2005